UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported)   August 17, 2006
                                                          ----------------------

                               Semtech Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  1-6395                                 95-2119684
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)

              200 Flynn Road
           Camarillo, California                          93012-8790
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                 (Zip Code)

                                  805-498-2111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 17, 2006 the Company received a letter from John D. "Jack" Poe advising that he was stepping down from his position as Chairman of the Board of Directors of the Company ("Board") effective immediately. He further informed the Company that he was taking a leave of absence as a member of the Board, also effective on August 17, 2006, pending the conclusion of the current investigation of stock options granting practices. Mr. Poe informed the Company that he was taking these actions in order to avoid even the appearance of a conflict of interest.

On August 25, 2006 the Company announced that the Board appointed Rockell N. Hankin as its Chairman on August 24, 2006.

The press release issued by the Company in connection with these events is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits
          --------

          Exhibit 99.1     Press Release of the Company dated August 25, 2006



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2006                                SEMTECH CORPORATION


                                                     By: /s/ David G. Franz, Jr.
                                                         -----------------------
                                                         David G. Franz, Jr.
                                                         Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit Number   Description of Document
--------------   -----------------------

Exhibit 99.1     Press Release of the Registrant dated August 25, 2006


                                       3